Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cable One, Inc. (the “Company”), for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Julia M. Laulis, principal executive officer of the Company, and Steven S. Cochran, principal financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Julia M. Laulis
Julia M. Laulis
President and Chief Executive Officer
(Principal Executive Officer)

Dated: February 27, 2020

By:	/s/ Steven S. Cochran
Steven S. Cochran
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: February 27, 2020